SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2006
H&E EQUIPMENT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction	000-51759	81-0553291 (IRS Employer
of incorporation	(Commission File Number)	Identification No.)
11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)
(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This amended Current Report on Form 8-K/A (the “8-K/A”) is being filed in order to refurnish the section entitled “Summary Historical and Pro Forma Financial Information” included in Exhibit 99.3, which was originally furnished with the registrant’s 8-K filed July 20, 2006 (the “Original 8-K”). The registrant is refurnishing this section of Exhibit 99.3 to correct the amount of the selling, general and administrative expenses for the pro forma period three months ended March 31, 2006. This amount should be $35,339 instead of $43,339. No other amounts presented, including subtotals and/or totals, are affected by the correction. This 8-K/A does not amend or update any other information contained in the Original 8-K or the exhibits thereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.3	“Summary Historical and Pro Forma Financial Information” contained in the Preliminary Offering Circular.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E EQUIPMENT SERVICES, INC.
Date: July 21, 2006	/s/ LESLIE S. MAGEE
By: Leslie S. Magee
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.3	“Summary Historical and Pro Forma Financial Information” contained in the Preliminary Offering Circular.